SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2003

GOLDEN PATRIOT, CORP.

-----------------------------------------

(Exact name of registrant as specified in its charter)

NEVADA

98-0216152

(State or other jurisdiction of

(I.R.S. Employer

incorporation or organization)

Identification No.)

789 West Pender Street, Suite 1205

Vancouver, British Columbia, Canada

V6C 1H2

(Address of principal executive offices)

 (Zip Code)

Registrant’s telephone number, including area code

604-443-0627

Commission File Number: 000-33065

__________________________

__________

(Former name or former address,

 (Zip Code)

if changed since last report.)

The  following   information   specifies   forward-looking   statements  of  our management.   Forward-looking   statements  are  statements  that  estimate  the happening of future events and are not based on historical fact. Forward-looking statements may be identified by the use of  forward-looking  terminology such as "may",  "will",  "could",   "expect",   estimate",   "anticipate",   "probable", "possible", "should", "continue", or similar terms, variations of those terms or the negative of those terms.  Actual  results may differ  materially  from those contemplated by the forward-looking statements.

The assumptions used for purposes of the forward-looking statements specified in the following  information  represent estimates of future events and are subject to uncertainty as to possible changes in economic,  legislative,  industry,  and other circumstances.  As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among  reasonable  alternatives  require the  exercise of  judgment.  To the extent that the assumed events do not occur, the outcome may vary  substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those  forward-looking  statements.  No assurance can be given that any of the  assumptions  relating to the  forward-looking  statements specified in the following information are accurate, and we assume no obligation to update and such forward-looking statements.

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Not Applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not Applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not Applicable.

ITEM 5. OTHER EVENTS

We are pleased to announce that we have completed the initial reconnaissance work on our 100% owned Dun Glen Project in Pershing County, Nevada. The property is located 15 miles southwest of Winnemucca within the Sierra Mining District of the East Range. The property consists of approximately 935 acres containing forty-seven unpatented lode claims, two patented claims, and two parcels of private land.

The program consisted of detailed geologic mapping and rock sample geochemistry.  Preliminary results of the program substantiate earlier interpretations of significant  potential for economic gold mineralization within the property.  The detailed surface mapping will aid in delineating drill targets.

To date, a total of 353 rock chip or spot outcrop and dump samples have been analyzed.   A database of the multi-element results shows gold values up to 2.25 ounces per tonne in veins and silver values as high as 18.375 ounces per tonne.  Anomalous precious metals values occur along much of the 7,000 foot strike length of multiple vein sets.   Chip samples cut from altered wall rock adjacent to veins is also locally anomalous, with gold values up to 2.3 grams per tonne.   Gold occurs in white to orange-brown quartz veins following faults, shears, and contacts in Triassic sedimentary, volcanic, and volcaniclastic rocks.  The "Rochester Rhyolite" member of the Auld Lang Syne Formation is the principal host for the veins.  This volcanic unit is often silicified, bleached, and subject to brittle fracturing making it a good host for vein gold mineralization.  It is also the host for gold mineralization at the Florida Canyon open pit gold mine, some 30 miles southwest of the Dun Glen Project.

The geochemical database will be combined with the new mapping, detailed aerial photography, previous work, and historical data via a Geographical Information System (GIS) to delineate targets for follow-up surface investigation and diamond drilling.

ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Not Applicable.

ITEM 7. FINANCIAL STATEMENTS

Not Applicable.

ITEM 8. CHANGE IN FISCAL YEAR

Not Applicable.

ITEM 9. REGULATION FD DISCLOSURE

Not Applicable.

ITEM 10. AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

Not Applicable.

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS

Not Applicable.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN PATRIOT, CORP.

/s/ Conrad Clemiss

__________________________________

Conrad Clemiss

President & Director

Date:         December 2, 2003